Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Note 21 - Commitments and Contingencies
Transocean Transaction
On March 15, 2017, the Company entered into an agreement to acquire fifteen high specification jack-up drilling rigs from Transocean Inc ("Transocean"). The transaction consisted of Transocean's entire jack-up fleet, comprising eight rig owning companies in Transocean's fleet and five newbuildings under construction at Seatrium, Singapore.
In September 2023, we entered into an executed agreement with Seatrium New Energy Limited to amend the Construction Contract for the two remaining newbuildings, "Vali" and "Var", to expedite their delivery dates, on a best efforts basis only, to August 2024 and November 2024, respectively, in consideration for an additional payment of $12.5 million (acceleration costs) per rig on each respective delivery date, resulting in a total commitment of $159.9 million per rig. In August 2024, we took delivery of the "Vali" and in November 2024, we took delivery of the "Var". As of December 31, 2024 there are no longer any contracted installments remaining ($319.8 million as of December 31, 2023).
Acquisition of Seatrium Rigs
In May 2018, the Company signed a master agreement to acquire five premium newbuild jack-up drilling rigs from Seatrium. In October 2019, January 2020 and April 2020, we took delivery of the new jack-up rigs “Hermod”, "Heimdal" and "Hild", respectively. In 2022 the delivery dates of the two remaining rigs were amended to 2023 and subsequently, the rigs "Huldra" and "Heidrun" were sold. The remaining contracted installments for these two rigs under construction, payable on delivery are nil as of December 31, 2024 and 2023.
The Company had the following delivery installment commitments:

	As of December 31,
(In $ millions)	2024	2023
Delivery installments for jack-up drilling rigs	—	319.8
Total	—	319.8
Other commercial commitments
We have other commercial commitments which contractually obligate us to settle with cash under certain circumstances. Bank and parent company guarantees entered into between certain customers and governmental bodies guarantee our performance regarding certain drilling contracts, customs import duties and other obligations in various jurisdictions.
The Company has the following guarantee commitments:

	As of December 31,
(In $ millions)	2024	2023
Bank guarantees, letters of credit and performance bonds(1)	42.9	29.0
Total	42.9	29.0
(1) In November 2023, the Company entered into a new facility with DNB Bank ASA (in connection with the entry into the RCF) to provide guarantees and letters of credit of up to $30.0 million and in August 2024, the Company increased the $30.0 million Guarantee Facility to $45.0 million collateralized by the same security that secures the Notes. As a result, no restricted cash is supporting bank guarantees as at December 31, 2024 and as at December 31, 2023.
As of December 31, 2024, the expected expiration dates of these obligations are as follows:

(In $ millions)	Less than 1 year	2-3 years	4-5 years	Thereafter	Total
Bank guarantees, letters of credit and performance bonds	13.7	23.7	5.0	0.5	42.9
Assets pledged as collateral

	As of December 31,
(In $ millions)	2024	2023
Book value of jack-up rigs pledged as collateral for debt facilities	2,671.7	2,578.3